YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time (5:59 PM Honolulu Time) the day prior to the annual meeting date. INTERNET http://www.proxyvoting.com/alex Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. OR TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. FOLD AND DETACH HERE THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6. 1. APPROVAL OF AGREEMENT AND PLAN OF MERGER, DATED FEBRUARY 13, 2012, BY AND AMONG ALEXANDER & BALDWIN, INC., ALEXANDER & BALDWIN HOLDINGS, INC., AND A&B MERGER CORPORATION. 2. PROPOSAL TO RATIFY THE “MARITIME RESTRICTIONS” CONTAINED IN THE HOLDING COMPANY’S ARTICLES OF INCORPORATION. 3. PROPOSAL TO APPROVE, IF NECESSARY, THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 1 AND/OR PROPOSAL 2. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. ELECTION OF DIRECTORS Nominees: FOR WITHHOLD *EXCEPTIONS ALL FOR ALL 01 W.B. Baird 06 C.G. King 02 M.J. Chun 07 S.M. Kuriyama 03 W.A. Doane 08 C.H. Lau 04 W.A. Dods, Jr. 09 D.M. Pasquale 05 T.B. Fargo 10 J.N. Watanabe (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) 5. PROPOSAL TO APPROVE THE ADVISORY RESOLUTION RELATING TO EXECUTIVE COMPENSATION. 6. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION. 7. In their discretion on such other matters as properly may come before the meeting or any adjournments or postponements thereof. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116 SIGNATURE: DATE: TIME:

You can now access your Alexander & Baldwin, Inc. account online. Access your Alexander & Baldwin, Inc. account online via Investor ServiceDirect® (ISD). The transfer agent for Alexander & Baldwin, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-454-0477 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/alex FOLD AND DETACH HERE 822 Bishop Street, Honolulu, Hawaii 96813 PROXY/VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 2012 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints W. A. Dods, Jr., C.G. King and S. M. Kuriyama, and each of them, proxies with full power of substitution, to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Friday, May 11, 2012, and at any adjournments or postponements thereof, on the matters set forth in the Notice of Meeting and Proxy Statement, as follows: SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 RESTRICTED AREA - SCAN LINE (Continued and to be marked, dated and signed, on the other side) RESTRICTED AREA - SIGNATURE LINES